Sub-Item 77O: Transactions Effected Pursuant To Rule 10f-3
Name of Fund:
Goldman Sachs Mid Cap Value Fund
Name of Underwriter or Dealer Purchased From:
J.P. Morgan Chase & Co.
Names of Underwriting Syndicate Members:
Aladdin Capital LLC; Bank of America Merrill
Lynch; Citibank, N.A.; Credit Suisse AG; Deutsche
Bank Securities; Goldman, Sachs & Co.; J.P.
Morgan Securities Inc.; Keefe Bruyette & Woods,
Inc.; Sandler O'Neill & Partners, L.P.


Name of Issuer:
Fifth Third Bancorp
Title of Security:
Fifth Third Bancorp
Date of First Offering:
1/20/2011
Dollar Amount Purchased:
27,785,296
Number of Shares or Par Value of Bonds
Purchased:
1,984,664
Price Per Unit:
14.00
Resolution Approved:
Approved at the June 16, 2011 Board Meeting.*


Name of Fund:
Goldman Sachs Mid Cap Value Fund
Name of Underwriter or Dealer Purchased From:
Bloomberg Tradebook LLC; J.P. Morgan Chase &
Co.; Morgan Stanley & Co., Inc.
Names of Underwriting Syndicate Members:
Bank of America Merrill Lynch; Citibank, N.A.;
Credit Suisse International; Deutsche Bank
Securities; Goldman, Sachs & Co.; J.P. Morgan
Securities Inc.; UBS Financial Services Inc.;
Morgan Stanley & Co., Inc.; Wells Fargo
Securities; RBC Capital Markets
Name of Issuer:
Warner Chilcott PLC
Title of Security:
Warner Chilcott PLC
Date of First Offering:
3/10/2011
Dollar Amount Purchased:
36,546,464
Number of Shares or Par Value of Bonds
Purchased:
1,571,891
Price Per Unit:
23.25
Resolution Approved:
Approved at the June 16, 2011 Board Meeting.*


Name of Fund:
Goldman Sachs Growth and Income Fund
Name of Underwriter or Dealer Purchased From:
Morgan Stanley & Co., Inc.; SunTrust Robinson
Humphrey Capital Markets
Names of Underwriting Syndicate Members:
Citibank, N.A.; Credit Suisse AG; Deutsche Bank
Securities; Goldman, Sachs & Co.; Morgan Stanley
& Co., Inc.; Sandler O'Neill & Partners L.P.;
SunTrust Robinson Humphrey Capital Markets
Name of Issuer:
SunTrust Banks Inc.
Title of Security:
SunTrust Banks Inc $1.00 Par
Date of First Offering:
3/18/2011
Dollar Amount Purchased:
1,433,936
Number of Shares or Par Value of Bonds
Purchased:
48,608
Price Per Unit:
29.50
Resolution Approved:
Approved at the June 16, 2011 Board Meeting.*


Name of Fund:
Goldman Sachs Large Cap Value Fund
Name of Underwriter or Dealer Purchased From:
Morgan Stanley & Co., Inc.; SunTrust Robinson
Humphrey Capital Markets
Names of Underwriting Syndicate Members:
Citibank, N.A.; Credit Suisse AG; Deutsche Bank
Securities; Goldman, Sachs & Co.; Morgan Stanley
& Co., Inc.; Sandler O'Neill & Partners L.P.;
SunTrust Robinson Humphrey Capital Markets
Name of Issuer:
SunTrust Banks Inc.
Title of Security:
SunTrust Banks Inc $1.00 Par
Date of First Offering:
3/18/2011
Dollar Amount Purchased:
4,096,783
Number of Shares or Par Value of Bonds
Purchased:
138,874
Price Per Unit:
29.50
Resolution Approved:
Approved at the June 16, 2011 Board Meeting.*


Name of Fund:
Goldman Sachs U.S. Equity Fund
Name of Underwriter or Dealer Purchased From:
Morgan Stanley & Co., Inc.; SunTrust Robinson
Humphrey Capital Markets
Names of Underwriting Syndicate Members:
Citibank, N.A.; Credit Suisse AG; Deutsche Bank
Securities; Goldman, Sachs & Co.; Morgan Stanley
& Co., Inc.; Sandler O'Neill & Partners L.P.;
SunTrust Robinson Humphrey Capital Markets
Name of Issuer:
SunTrust Banks Inc.
Title of Security:
SunTrust Banks Inc $1.00 Par
Date of First Offering:
3/18/2011
Dollar Amount Purchased:
16,225
Number of Shares or Par Value of Bonds
Purchased:
550
Price Per Unit:
29.50
Resolution Approved:
Approved at the June 16, 2011 Board Meeting.*


Name of Fund:
Goldman Sachs Small Cap Value Fund
Name of Underwriter or Dealer Purchased From:
J.P. Morgan Chase & Co.
Names of Underwriting Syndicate Members:
BMO Capital Markets; Barclays Capital; Credit
Suisse AG; Deutsche Bank AG; Goldman, Sachs &
Co.; J.P. Morgan Securities Inc.; Morgan Stanley &
Co. Int'l Ltd.; William Blair & Co.
Name of Issuer:
GNC Holdings Inc.
Title of Security:
GNC Holdings Inc.
Date of First Offering:
4/1/2011
Dollar Amount Purchased:
4,458,864
Number of Shares or Par Value of Bonds
Purchased:
278,679
Price Per Unit:
16.00
Resolution Approved:
Approved at the August 18, 2011 Board
Meeting.**


Name of Fund:
Goldman Sachs Growth and Income Fund
Name of Underwriter or Dealer Purchased From:
Credit Suisse Securities (USA) LLC
Names of Underwriting Syndicate Members:
BNP Paribas; BNY Mellon Capital Markets Inc.;
Barclays Capital; Citibank, N.A.; Credit Suisse
AG; Deutsche Bank Securities; Goldman, Sachs &
Co.; Credit Agricole CIB; Morgan Stanley & Co.,
Inc.; Bank of America Merrill Lynch; Santander;
SunTrust Robinson Humphrey Capital Markets;
KeyBanc Capital Markets; Piper Jaffray; Royal
Bank of Scotland; Mitsubishi UFJ Securities; PNC
Capital Markets LLC; J. P. Morgan; Mizuho
Securities; RBC Capital Markets; Scotia Capital;
UBS Investment Bank; The Williams Capital
Group L.P.; Wells Fargo Securities
Name of Issuer:
PPL Corporation
Title of Security:
PPL Corporation
Date of First Offering:
4/11/2011
Dollar Amount Purchased:
6,652,635
Number of Shares or Par Value of Bonds
Purchased:
262,950
Price Per Unit:
25.30
Resolution Approved:
Approved at the August 18, 2011 Board
Meeting.**


Name of Fund:
Goldman Sachs Mid Cap Value Fund
Name of Underwriter or Dealer Purchased From:
Credit Suisse Securities (USA) LLC
Names of Underwriting Syndicate Members:
BNP Paribas; BNY Mellon Capital Markets Inc.;
Barclays Capital; Citibank, N.A.; Credit Suisse
AG; Deutsche Bank Securities; Goldman, Sachs &
Co.; Credit Agricole CIB; Morgan Stanley & Co.,
Inc.; Bank of America Merrill Lynch; Santander;
SunTrust Robinson Humphrey Capital Markets;
KeyBanc Capital Markets; Piper Jaffray; Royal
Bank of Scotland; Mitsubishi UFJ Securities; PNC
Capital Markets LLC; J. P. Morgan; Mizuho
Securities; RBC Capital Markets; Scotia Capital;
UBS Investment Bank; The Williams Capital
Group L.P.; Wells Fargo Securities
Name of Issuer:
PPL Corporation
Title of Security:
PPL Corporation
Date of First Offering:
4/11/2011
Dollar Amount Purchased:
12,671,758
Number of Shares or Par Value of Bonds
Purchased:
500,860
Price Per Unit:
25.30
Resolution Approved:
Approved at the August 18, 2011 Board
Meeting.**


Name of Fund:
Goldman Sachs Large Cap Value Fund
Name of Underwriter or Dealer Purchased From:
Credit Suisse Securities (USA) LLC
Names of Underwriting Syndicate Members:
BNP Paribas; BNY Mellon Capital Markets Inc.;
Barclays Capital; Citibank, N.A.; Credit Suisse
AG; Deutsche Bank Securities; Goldman, Sachs &
Co.; Credit Agricole CIB; Morgan Stanley & Co.,
Inc.; Bank of America Merrill Lynch; Santander;
SunTrust Robinson Humphrey Capital Markets;
KeyBanc Capital Markets; Piper Jaffray; Royal
Bank of Scotland; Mitsubishi UFJ Securities; PNC
Capital Markets LLC; J. P. Morgan; Mizuho
Securities; RBC Capital Markets; Scotia Capital;
UBS Investment Bank; The Williams Capital
Group L.P.; Wells Fargo Securities
Name of Issuer:
PPL Corporation
Title of Security:
PPL Corporation
Date of First Offering:
4/11/2011
Dollar Amount Purchased:
22,839,500
Number of Shares or Par Value of Bonds
Purchased:
902,747
Price Per Unit:
25.30
Resolution Approved:
Approved at the August 18, 2011 Board
Meeting.**


Name of Fund:
Goldman Sachs Technology Tollkeeper Fund
Name of Underwriter or Dealer Purchased From:
Morgan Stanley & Co., Inc.
Names of Underwriting Syndicate Members:
Deutsche Bank AG; Goldman, Sachs & Co.;
Morgan Stanley & Co., Inc.; Pacific Crest
Securities, Inc.; Piper Jaffray & Co.
Name of Issuer:
Yandex NV
Title of Security:
Yandex NV
Date of First Offering:
5/24/2011
Dollar Amount Purchased:
2,904,975
Number of Shares or Par Value of Bonds
Purchased:
116,199
Price Per Unit:
25.00
Resolution Approved:
Approved at the August 18, 2011 Board
Meeting.**


Name of Fund:
Goldman Sachs Technology Tollkeeper Fund
Name of Underwriter or Dealer Purchased From:
Morgan Stanley & Co., Inc.
Names of Underwriting Syndicate Members:
Credit Suisse AG; Goldman, Sachs & Co.; J.P.
Morgan Securities Inc.; Morgan Stanley & Co.,
Inc.
Name of Issuer:
Fusion-io Inc.
Title of Security:
Fusion-io Inc.
Date of First Offering:
6/8/2011
Dollar Amount Purchased:
203,946
Number of Shares or Par Value of Bonds
Purchased:
10,734
Price Per Unit:
19.00
Resolution Approved:
Approved at the August 18, 2011 Board
Meeting.**


Name of Fund:
Goldman Sachs Small/Mid Cap Growth Fund
Name of Underwriter or Dealer Purchased From:
Morgan Stanley & Co., Inc.
Names of Underwriting Syndicate Members:
Credit Suisse AG; Goldman, Sachs & Co.; J.P.
Morgan Securities Inc.; Morgan Stanley & Co.,
Inc.
Name of Issuer:
Fusion-io Inc.
Title of Security:
Fusion-io Inc.
Date of First Offering:
6/8/2011
Dollar Amount Purchased:
236,512
Number of Shares or Par Value of Bonds
Purchased:
12,448
Price Per Unit:
19.00
Resolution Approved:
Approved at the August 18, 2011 Board
Meeting.**

*  Resolution adopted at the Meeting of the Board of Trustees on June 16, 2011:

RESOLVED, that, in reliance upon the written report provided by Goldman Sachs
 Asset Management,
L.P. ("GSAM") to the Trustees all purchases made during the calendar quarter ended March 31, 2011 by the Trust on behalf of its Funds of instruments during the existence of underwriting or selling syndicates, under circumstances where Goldman, Sachs & Co. or any of its affiliates is a member of the syndicate,
were effected in compliance with the procedures adopted by the Trustees pursuant to Rule 10f-3 under the Investment Company Act of 1940, as amended.

** Resolution adopted at the Meeting of the Board of Trustees on August 18, 2011:

RESOLVED, that, in reliance upon the written report provided by Goldman Sachs
 Asset Management,
L.P. ("GSAM") to the Trustees all purchases made during the calendar quarter ended June 30, 2011 by the Trust on behalf of its Funds of instruments during the existence of underwriting or selling syndicates, under circumstances where Goldman, Sachs & Co. or any of its affiliates is a member of the syndicate, were effected in compliance with the procedures adopted by the Trustees pursuant to Rule 10f-3 under the Investment Company Act of 1940, as amended.